Exhibit 10.1
DECEMBER 2025 SUPPLEMENTAL LINE OF CREDIT LETTER AGREEMENT

December 19, 2025

GALECTIN THERAPEUTICS, INC.
4960 Peachtree Industrial Blvd., Suite 240
Norcross, Georgia 30071

Directors and Officers of Galectin Therapeutics, Inc.:

This letter agreement supplements that certain Line of Credit Agreement, dated as of July 25 2022, the (“Line of Credit Agreement”), that certain Supplemental Line of Credit Letter Agreement, dated as of March 29, 2024, (the “Supplemental Line of Credit Agreement”), that certain November 2024 Supplemental Line of Credit Agreement, dated as of November 14, 2024 (the “November 2024 Supplemental Line of Credit”), that certain March 2025 Supplemental Line of Credit Agreement, dated as of March 31, 2025 (the “March 2025 Supplemental Line of Credit”), and  that certain July 2025 Supplemental Line of Credit Agreement, dated as of July 8, 2025 (the “July 2025 Supplemental Line of Credit”) between Galectin Therapeutics, Inc., a Nevada corporation (the “Company”) and Richard E. Uihlein, an individual resident of the State of Illinois (“Uihlein”).  This letter agreement (the “December 2025 Supplemental Line of Credit Agreement”) confirms Uihlein’s commitment to provide the Company with a line of credit of $10,000,000 (the “December 2025 Supplemental Line of Credit”), which is in addition to the $60,000,000 that was established under the Line of Credit Agreement, the $10,000,000 that was established under the Supplemental Line of Credit Agreement, the $6,000,000 that was established under the November 2024 Supplemental Line of Credit, the $5,000,000 that was established under the March 2025 Supplemental Line of Credit, and the $10,000,000 that was established under the July 2025 Supplemental Line of Credit.  The December 2025 Supplemental Line of Credit, subject to the restrictions outlined below, is available to finance the Company’s working capital needs in the amount of $10,000,000.

Each advance made pursuant to the December 2025 Supplemental Line of Credit by Uihlein shall be evidenced by an unsecured Promissory Note substantially in the form of Exhibit A attached hereto (each, a “Promissory Note”), executed by a duly authorized officer of the Company, which shall represent the Company’s obligation to pay the principal amount of such advance with interest thereon.  Uihlein shall make requested advances promptly after a draw is submitted by the Company. The December 2025 Supplemental Line of Credit may be drawn upon through January 31, 2027, through draws no more frequently than monthly.  As set forth therein, the Promissory Notes shall bear interest (based upon the principal amount outstanding from time to time) payable on or before June 30, 2027, at the Applicable Federal Rate for short term loans published by the Internal Revenue Service as may be in effect at the time of such applicable advance, which interest rate on the date hereof is 3.60%, plus two (2%) percent. Interest on the Promissory Notes will compound monthly and accrue. The Promissory Notes may not be prepaid without the consent of Uihlein.

The Company may only draw on the December 2025 Supplemental Line of Credit after the Company has drawn on the maximum amount available for borrowing under the Line of Credit Agreement, the Supplemental Line of Credit Agreement, the November 2024 Supplemental Line of Credit, the March 2025 Supplemental Line of Credit, and the July 2025 Supplemental Line of Credit  The date and amount of any borrowing pursuant to the December 2025 Supplemental Line of Credit and each payment of principal in respect thereof shall be (i) reflected by the Company on Schedule 1 attached hereto, which Schedule 1 shall be amended by the Company from time to time, without any further action by Uihlein, to reflect each new advance pursuant to the December 2025 Supplemental Line of Credit.

At the election of Uihlein, the principal and accrued interest on a Promissory Note may be converted into the number of shares of the Company’s common stock (the “Common Stock”) equal to the amount of principal and accrued interest on such Promissory Note divided by the price equal to the closing price of the Common Stock on the date of such Promissory Note, but in no event less than the closing price per share on December 19, 2025.

In consideration for making draws under the December 2025 Supplemental Line of Credit, the Company shall issue warrants to Uihlein, exercisable to purchase an aggregate of 200,000 shares of Common Stock (collectively, the “Warrants”) in substantially the form attached hereto as Exhibit B.  The Company shall issue Uihlein Warrants that are exercisable to purchase the Common Shares, ratably, at the time of the draws, with exercise prices equal to 150% of the closing price of the Common Stock on the date of the Promissory Note evidencing such draw, but in no event more than $10.00 per share nor less than the closing price per share on December 19, 2025. For example, if $1,000,000 has been advanced on the December 2025 Supplemental Line of Credit in the aggregate, then the Company will issue Uihlein a Warrant exercisable to purchase 20,000 shares of Common Stock. The Warrants expire on December 31, 2029.

Additionally, as consideration for entering into the December 2025 Supplemental Line of Credit, the Company agrees to extend the maturity date of each of the following to June  30, 2027:  (1) the Line of Credit Agreement dated July 25, 2022; (2) the Supplemental Line of Credit Agreement dated March 29, 2024; (3) the Supplemental Line of Credit Agreement dated November 14, 2024; (4) the Supplemental Line of Credit Agreement dated March 31, 2025; (5) the Supplemental Line of Credit Agreement dated July 8, 2025; (6) the Unsecured Convertible Promissory Note dated April 16, 2021;  (7)  the Unsecured Convertible Promissory Note dated September 17, 2021; and (8) the Unsecured Convertible Promissory Note dated December 20, 2021.

Any shares of Common Stock issued to Uihlein upon conversion of a Promissory Note shall be accompanied by registration rights whereby the Company shall agree to register the shares of Common Stock with the Securities and Exchange Commission (the “SEC”) within 180 days of the conversion of a Promissory Note.

2

In the event that the Company on or after December 19, 2025 raises additional capital from at-the-market sales, other financings, exercise of warrants or options, from license or similar fees received from pharmaceutical or other companies or from strategic or financial partnerships or ventures (collectively, “Other Funding”) then Uihlein may, at his election, within 30 days of an Other Funding, reduce the size of the December 2025 Supplemental Line of Credit on a dollar for dollar basis determined by the amount of the Other Funding actually received, but in no event may Uihlein elect to reduce the size of the December 2025 Supplemental Line of Credit below the amount that is then drawn under this December 2025 Supplemental Line of Credit Agreement and provided further that Uihlein shall not reduce the size of the December 2025 Supplemental Line of Credit on account of Other Funding to the extent such Other Funding has resulted in reductions under the July 2025 Supplemental Line of Credit.. Furthermore, the Company agrees that (i) in the event the Company closes on one or more Other Fundings through a debt financing, where terms of such debt financing is more favorable to lender than those of this December 2025 Supplemental Line of Credit Agreement, then Uihlein shall have the right to amend this December 2025 Supplemental Line of Credit Agreement so that the terms herein are at least as favorable as such debt financing or (ii) in the event of the Company closes on one or more Other Fundings through an equity financing, then Uihlein shall have the right to participate in such equity financing for up to $10,000,000, and the dollar amount by which Uihlein shall participate in such equity financing shall reduce Uihlein’s commitment under the December 2025 Supplemental Line of Credit.

The Company agrees that so long as any Promissory Note is outstanding the Company will not grant a security interest in the material assets of the Company to any person or entity.

No other document shall evidence the indebtedness of Uihlein which may be created pursuant to the terms of this December 2025 Supplemental Line of Credit Agreement, other than the Promissory Note.

[signatures on the following page]

3

This December 2025 Supplement Line of Credit Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of Georgia.

Very truly yours,

/s/ Richard E. Uihlein

Richard E. Uihlein

Agreed and accepted as of

December 19, 2025

GALECTIN THERAPEUTICS, INC.

By:	/s/ Joel Lewis
Name:	Joel Lewis
Title:	Chief Executive Officer

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SCHEDULE 1
SCHEDULE OF ADVANCES

Date	Lender	Amount of Advance	Unpaid Aggregate Principal Balance	Notation Made By

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__________	__________	__________	__________	__________

EXHIBIT A

FORM OF CONVERTIBLE PROMISSORY NOTE

CONVERTIBLE PROMISSORY NOTE

$______________________	Atlanta, Georgia
Dated as of _______

FOR VALUE RECEIVED, the undersigned, GALECTIN THERAPEUTICS, INC., a Nevada corporation (the “Company”), hereby unconditionally promises to pay to the order of Richard E. Uihlein, an individual resident of the State of Illinois (“Lender”), whose office address is 12575 Uline Drive, Pleasant Prairie, WI 53158, on June 30, 2027, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) _____________________ DOLLARS ($_______________).  The Company further agrees to pay interest in like money at an annual rate of ______% [the Applicable Federal Rate for short term loans as may be in effect on the date of the Promissory Note as published by the Internal Revenue Service plus two (2%) percent] on the unpaid principal amount hereof from time to time outstanding, which shall compound monthly and accrue commencing on the date hereof and continuing until paid in full on June 30, 2027 or sooner prepaid.

This Promissory Note is made pursuant to that certain December 2025 Supplemental Line of Credit Letter Agreement, dated as of December 19, 2025, by and between Lender and the Company, and the Company and the Lender are entitled to the benefits and obligations thereof.  Only with the consent of Lender, this Promissory Notes may be prepaid, in whole or in part, at any time without premium or penalty, but with interest on the amount prepaid..

At the election of Lender, the principal and accrued interest on this Promissory Note may be converted into the number of shares of the Company’s common stock (the “Common Stock”) equal to the amount of principal and accrued interest on this Promissory Note divided by the price equal to the closing price of the Common Stock on the date of this Promissory Note, but not less than the closing price per share on December 19, 2025, as set forth the December 2025 Supplemental Line of Credit Letter Agreement.

The Company, for itself and all other persons who now are or who may become liable for the payment of all or any part of the obligations evidenced by this Promissory Note, jointly, severally and irrevocably, hereby waives presentment for payment, demand, protest, notice of protest, notice of dishonor and any and all other notices and demands whatsoever.  The Company shall pay all costs and expenses of collection, including, without limitation, reasonable attorneys’ fees except to the extent limited or prohibited by law.

No act, omission, or other failure on the part of Lender or any holder of this Note to exercise any right, remedy or recourse hereunder with respect to the Company, whether before or after the occurrence of a default, shall constitute waiver or release of any such right, remedy, recourse, default by such holder or on behalf of any other holder; such waiver or release to be effected only through a written document executed by Lender or such holder and then only to the extent specifically recited therein.  A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

This Promissory Note shall be governed by, construed and interpreted in accordance with the laws of the State of Georgia.

GALECTIN THERAPEUTICS, INC.

By:	/s/ Joel Lewis
Name:	Joel Lewis
Title:	Chief Executive Officer

EXHIBIT B

FORM OF COMMON STOCK PURCHASE WARRANT

NEITHER THIS WARRANT CERTIFICATE NOR THE WARRANTS REPRESENTED HEREBY NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF SUCH WARRANTS, NOR ANY INTEREST IN OR RIGHTS UNDER SAME, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE LAWS OF ANY STATE, AND NEITHER THIS WARRANT CERTIFICATE NOR THE WARRANTS REPRESENTED HEREBY NOR ANY SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF SUCH WARRANTS, NOR ANY INTEREST IN OR RIGHTS UNDER SAME, MAY BE SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Warrant No. ______

GALECTIN THERAPEUTICS, INC.
COMMON STOCK PURCHASE WARRANT

Galectin Therapeutics, Inc., a Nevada corporation (the “Company”), for value received and subject to the terms set forth below hereby grants to Richard E. Uihlein, or its registered successors and assigns (the “Holder”), the right to purchase from the Company at any time or from time to time until the date and time permitted under Section 2.1 below, ___________ (__________) fully paid and non-assessable shares of the Common Stock, at the purchase price of $_____ per share (the “Exercise Price”). This Warrant is issued pursuant to that certain December 2025 Supplemental Line of Credit Letter Agreement, dated as of December 19, 2025, by and between the Company and the Holder (the “December 2025 Supplemental Line of Credit Letter Agreement”).  The Exercise Price and the number and character of such shares of Common Stock purchasable pursuant to the rights granted under this Warrant are subject to adjustment as provided herein.

1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the December 2025 Supplemental Line of Credit Letter Agreement. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

“Common Stock” means the Company’s common stock and stock of any other class of securities into which such securities may hereafter have been reclassified or changed into, including any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or other) which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock pursuant to Section 3.2 hereof or otherwise.

“Common Stock Equivalents” means any securities of the Company or its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Issue Date” means __________.

"Market Value" means, for any date, the price determined by the first of the following clauses that applies:  (a) if the Common Stock is then listed or quoted on a Trading Market (other than the OTC Bulletin Board), the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:00 p.m. Eastern Time); (b) if the Common Stock is then listed or quoted on the OTC Bulletin Board, the average of the high and low price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; or (c) if the Common Stock is not then listed or quoted on a Trading Market and if prices for the Common Stock are then reported in the "Pink Sheets" published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported.

“This Warrant” means, collectively, this Warrant and all other stock purchase warrants issued in exchange therefor or replacement thereof.

"Trading Day" means a day on which the common Stock is traded on a Trading Market.

"Trading Market" means any of the following markets or exchanges on which the common Stock is listed or quoted for trading on the date in question: the Nasdaq Stock Market, the New York Stock Exchange, the OTC Bulletin Board or the "Pink Sheets".

2. Exercise.

2.1 Exercise Period. The Holder may exercise this Warrant at any time after the Issue Date and before the close of business in Norcross, Georgia on December 31, 2029 (the “Exercise Period”), unless earlier terminated pursuant to Section 3.2 herein.

2.2 Exercise Procedure.

(a) This Warrant will be deemed to have been exercised at such time as the Company has received all of the following items (the “Exercise Date”):

(i) a completed Exercise Notice as described in Section 2.4 hereof, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the “Purchaser”);

(ii) this Warrant;

(iii) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit B hereto, evidencing the assignment of this Warrant to the Purchaser together with any documentation required pursuant to Section 8(a) hereof; and

(iv) a check payable to the order of the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise.

(b) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days after the Exercise Date, the Company at its expense will cause to be issued in the name of and delivered to the Purchaser, or as the Purchaser (upon payment by the Purchaser of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Purchaser shall be entitled upon such exercise, together with any other stock or other securities and property (including cash, where applicable) to which the Purchaser is entitled upon exercise.

(c) Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company at its expense will, within ten (10) days after the Exercise Date, issue and deliver to or upon the order of the Purchaser a new Warrant or Warrants of like tenor, in the name of the Purchaser or as the Purchaser (upon payment by the Purchaser of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock remaining issuable under this Warrant.

(d) The Common Stock issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Common Stock on the Exercise Date.

(e) The issuance of certificates for shares of Common Stock upon exercise of this Warrant will be made without charge to the Holder or the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock.

(f) The holder represents and warrants that at the time of any exercise of this warrant the holder is an “accredited investor,” as such term is defined in Rule 501 promulgated under the Securities Act and acknowledges and agrees that the Company may, in its sole discretion, (i) require, as a condition to the exercise of this Warrant, that the holder provide such written evidence that such holder is an accredited investor as the time of exercise, and (ii) decline to issue the shares of Common Stock issuable upon such exercise if the Company is not satisfied that this warrant may be exercised by the holder pursuant to a valid registration exemption from the Securities Act and any applicable state securities law.

2.3 Acknowledgement of Continuing Obligations. The Company will, at the time of the exercise of this Warrant, upon the request of the Purchaser, acknowledge in writing its continuing obligation to afford to the Purchaser any rights to which the Purchaser shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the Purchaser shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Purchaser any such rights.

2.4 Exercise Notice. The Exercise Notice will be substantially in the form set forth in Exhibit A hereto, except that if the shares of Common Stock issuable upon exercise of this Warrant are not to be issued in the name of the Purchaser, the Exercise Notice will also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock issuable hereunder, it will also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered.

2.5 Fractional Shares. If a fractional share of Common Stock would, but for the provisions of Section 2.1 hereof, be issuable upon exercise of the rights represented by this Warrant, the Company will, within ten (10) days after the Exercise Date, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share, in an amount equal to the Market Value of such fractional share as of the close of business on the Exercise Date.

3. Adjustments.

3.1 Adjustments for Stock Splits, Etc. If the Company shall at any time after the Issue Date subdivide its outstanding Common Stock, by split-up or otherwise, or combine its outstanding Common Stock, or issue additional shares of its capital stock in payment of a stock dividend in respect of its Common Stock, the number of shares issuable on the exercise of the unexercised portion of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Exercise Price then applicable to shares covered by the unexercised portion of this Warrant shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of combination.

3.2 Adjustment for Reclassification, Reorganization, Etc. In case of any reclassification, capital reorganization, or change of the outstanding Common Stock (other than as a result of a subdivision, combination or stock dividend), or in the case of any consolidation of the Company with, or merger of the Company into, another Person (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding Common Stock of the Company), or in case of any sale or conveyance to one or more Persons of the property of the Company as an entirety or substantially as an entirety at any time prior to the expiration of this Warrant, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder of this Warrant, so that the Holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of the Company as to which this Warrant was exercisable immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Exercise Price and of the number of shares purchasable upon exercise of this Warrant) shall thereafter be applicable in relation to any shares of stock, and other securities and property, thereafter deliverable upon exercise hereof. If, as a consequence of any such transaction, solely cash, and no securities or other property of any kind, is deliverable upon exercise of this Warrant, then, in such event, the Company may terminate this Warrant by giving the Holder hereof written notice thereof. Such notice shall specify the date (at least thirty (30) days subsequent to the date on which notice is given) on which, at 3:00 P.M., Norcross, Georgia time, this Warrant shall terminate. Notwithstanding any such notice, this Warrant shall remain exercisable, and otherwise in full force and effect, until such time of termination.

3.3 Certificate of Adjustment. Whenever the Exercise Price or the number of shares issuable hereunder is adjusted, as herein provided, the Company shall promptly deliver to the registered Holder of this Warrant a certificate of the Treasurer of the Company, which certificate shall state (i) the Exercise Price and the number of shares of Common Stock issuable hereunder after such adjustment, (ii) the facts requiring such adjustment, and (iii) the method of calculation for such adjustment and increase or decrease.

3.4 Small Adjustments. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease in the Exercise Price of at least one percent; provided, however, that any adjustments which by reason of this Section 3.4 are not required to be made immediately shall be carried forward and taken into account at the time of exercise of this Warrant or any subsequent adjustment in the Exercise Price which, singly or in combination with any adjustment carried forward, is required to be made under Sections 3.1 or 3.2.

4. Reservation of Stock, etc., Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock from time to time issuable upon the exercise of this Warrant.

5. Disposition of This Warrant, Common Stock, Etc.

(a) The Holder of this Warrant and any transferee hereof or of the Common Stock with respect to which this Warrant may be exercisable, by their acceptance hereof, hereby understand and agree that this Warrant and the Common Stock with respect to which this Warrant may be exercisable have not been registered under the Securities Act, and may not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) without an effective registration statement under the Act or an opinion of counsel satisfactory to the Company and/or submission to the Company of such other evidence as may be satisfactory to counsel to the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act. It shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company its written agreement to accept and be bound by all of the terms and conditions of this Warrant.

(b) Except to the extent the resale of the shares of Common Stock issuable upon exercise hereof are registered for resale, or may be sold to the public pursuant to Rule 144(b)(1) under the Securities Act, the certificates of the Company that will evidence the shares of Common Stock with respect to which this Warrant may be exercisable will be imprinted with a conspicuous legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED (WHETHER OR NOT FOR CONSIDERATION) BY THE HOLDER WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND/OR SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY, IN EACH SUCH CASE, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT.”

The Company agrees to prepare and file with the Securities Exchange Commission within 180 days from the date of issuance of any shares of Common Stock upon exercise of this Warrant.

6. Rights and Obligations of Warrant Holder. The Holder of this Warrant shall not, by virtue hereof, be entitled to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative actions by the Holder to purchase Common Stock of the Company by exercising this Warrant, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any liability of such Holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

7. Transfer of Warrants. Subject to compliance with the restrictions on transfer applicable to this Warrant referred to in Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part to other Lenders pursuant to the Line of Credit Letter Agreement, without charge to the registered Holder, upon surrender of this Warrant with a properly executed Assignment (in substantially the form attached hereto as Exhibit B), to the Company, and the Company at its expense will issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants in such denomination or denominations as may be requested, but otherwise of like tenor, in the name of the Holder or as the Holder (upon payment of any applicable transfer taxes) may direct.

8. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

9. Company Records. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

10.  Miscellaneous.

10.1 Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class mail, postage prepaid, to such address as may have been furnished to the Company in writing by such Holder, or, until an address is so furnished, to and at the address of the last Holder of this Warrant who has so furnished an address to the Company. All communications from the Holder of this Warrant to the Company shall be mailed by first class mail, postage prepaid, to Galectin Therapeutics, Inc., 4960 Peachtree Industrial Boulevard, Suite 240, Norcross, GA 30071, Attn: Chief Financial Officer, or such other address as may have been furnished to the Holder in writing by the Company.

10.2 Amendment and Waiver. Except as otherwise provided herein, this Warrant and any term hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such amendment, waiver, discharge or termination is sought.

10.3 Governing Law; Descriptive Headings. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Nevada. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

[SIGNATURE ON FOLLOWING PAGE]

Dated:	.

GALECTIN THERAPEUTICS, INC.

/s/ Jack W. Callicutt
		Name:	Jack W. Callicutt
		Title:	CFO

EXHIBIT A

EXERCISE NOTICE

[To be signed only upon exercise of Warrant]

To:	Date:

The undersigned, the Holder of the within Warrant, pursuant to the provisions set forth in the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and agrees to subscribe for and purchase thereunder, ___________ shares of the Common Stock covered by such Warrant and herewith makes payment of $ _____________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, ___________________, whose address is: ________________________________.  If said number of shares is less than all the shares covered by such Warrant, a new Warrant shall be registered in the name of the undersigned and delivered to the address stated below.

Signature

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant or on the form of Assignment attached as Exhibit B thereto.)

Address

[Signature Guarantee]

EXHIBIT B

ASSIGNMENT

[To be signed only upon transfer of Warrant]

For value received, the undersigned hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

Name of Assignee	Address

No of Shares: Warrants

Dated:	Signature

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant.)

Address